Fixed Income Investor Presentation September 2021 Cleco Power LLC Exhibit 99.1

Statements in this presentation include “forward-looking statements” about future events, circumstances and results within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this presentation, including, without limitation, statements containing the words “may,” “might,” “will,” “should,” “could,” “anticipate,” “estimate,” “expect,” “predict,” “project,” “future”, “potential,” “intend,” “seek to,” “plan,” “assume,” “believe,” “target,” “forecast,” “goal,” “objective,” “continue” or the negative of such terms or other variations thereof and similar expressions, are statements that could be deemed forward-looking statements. These statements are based on the current expectations of management of Cleco Power LLC (“Cleco Power”). Although Cleco Power believes that the expectations reflected in such forward-looking statements are reasonable, such forward-looking statements are based on numerous assumptions (some of which may prove to be incorrect) and are subject to risks and uncertainties that could cause the actual results and events in future periods to differ materially from Cleco Power’s expectations and those expressed or implied by these forward-looking statements because of a number of risks, uncertainties and other factors, all of which could have material adverse effects on future results, performance or achievements of Cleco Power. Therefore, forward-looking statements are not guarantees or assurances of future performance, and actual results could differ materially from those indicated by the forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on any forward-looking statements. Factors that may cause results to differ materially from those described in the forward-looking statements are set forth in Cleco Power’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 under the headings “Cautionary Note Regarding Forward-Looking Statements,” Part I, Item 1A, “Risk Factors,” and Part II, Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and in subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. All written and oral forward-looking statements attributable to Cleco Power or persons acting on its behalf are expressly qualified in their entirety by these factors. The forward-looking statements represent Cleco Power’s views as of the date on which such statements were made and Cleco Power undertakes no obligation to update any forward-looking statements, whether as a result of changes in actual results, change in assumptions, or other factors affecting such statements. Cautionary Statement 2

Presenters 3 Kristin Guillory Chief Financial Officer Vincent Sipowicz Vice President and Treasurer • Assumed current leadership role in July 2021 • Previously served as President of Cleco Cajun, an unregulated subsidiary of Cleco Corporate Holdings, from 2019 to 2021 • Prior to her role with Cleco Cajun, served as Cleco’s Treasurer from 2018 to 2019 and Assistant Treasurer from 2013 to 2018 • Previously served in various finance roles after joining Cleco in August 2004 • Guillory is a Certified Public Accountant and a Chartered Financial Analyst • Joined Cleco as Vice President and Treasurer in May 2020 • Prior experience includes 17 years with The AES Corporation where he was most recently Director, Investor Relations from 2015 to 2020 • Prior to leading Investor Relations he served in Treasury as Director, Corporate Finance from 2012- 2015 • Roles at The AES Corporation earlier in his career included Financial Planning and Analysis, Strategy, and Corporate Finance

Executive Summary • Comment • Comment • Comment Transition Away from Fossil Fuels Rate Case Settlement Drives Revenue Stability Through 2024 • Includes riders for investment and cost recovery and increased equity capitalization; new rates effective July 1, 2021 • Provides incentive for cost reduction with ability to earn up to 10.2% ROE(2) • Next rate case effective date is expected July 2024 Storm Cost Securitization Enables Expedited Cost Recovery • Interim storm cost relief recovery commenced June 1, 2021 • Application filed for securitization of hurricane and winter storm restoration costs on August 5, 2021 Winter Storm Fuel and Purchased Power Costs Fully Recoverable • Currently being recovered through Fuel Adjustment Clause • Ended mining at sites supplying Dolet Hills lignite plant; intent to retire Dolet Hills Power Station by year end 2021 • Coordinating Integrated Resource Plan with the Louisiana Public Service Commission (“LPSC”) with potential for expanding renewable footprint Stable Financial Profile Attractive Investment Pipeline • Pipeline of investment opportunities to ensure high-quality customer service • Active program to ensure that investments in utility infrastructure benefit customers while maintaining affordable rates • Regulated utility with stable cash flow and operating profile • Senior unsecured ratings A3; stable/BBB+; negative/BBB+; stable(1) Constructive Regulatory Environment 4 Cleco Power generates steady, stable cash flow in a constructive regulatory environment (1) A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revisions or withdrawal at any time (2) Rate case settlement incorporates ability to earn up to 10.0% ROE prior to customer sharing and 10.2% with customer sharing. See slide 7 for more information on the new Formula Rate Plan

Corporate Structure Cleco Group LLC Vertically Integrated Regulated Utility Total Debt: $1.50 billion(2)(3)(4) A3/BBB+/BBB+ (1) Structural overview reflects principal legal entities but may not reflect all legal entities in the organizational structure (2) Source: Cleco Power Form 10-Q for the quarter ended 6/30/2021; excludes amounts drawn on Cleco Power’s revolving credit facility (3) Reflects notional value of debt and senior unsecured ratings (4) A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time Cleco Corporate Holdings LLC (“Cleco Holdings”) Cleco Power LLC Cleco Cajun LLC 5 Cleco Partners L.P.(1) Cleco Power is solidly ring-fenced with key corporate separateness provisions and restrictions on the ability to make distributions Key Cleco Power Commitments from the 2016 Merger and 2019 Cleco Cajun Acquisition by Cleco Holdings • Separate books and records • Non-consolidation legal opinion • Independent director not on Cleco Holdings’ board • No Cleco Holdings recourse to Cleco Power assets • No liability for another entity’s obligations • LPSC oversight of affiliate transactions • No obligations unrelated to Cleco Power in jurisdictional rates • No cross-subsidization of non-Cleco Power activity • Distributions require investment grade rating • at two agencies and a minimum 48% Equity Layer

Overview of Cleco Power

- Vertically integrated regulated electric utility serving ~290,000[(1)] Louisiana customers with over 13,000 miles of transmission and distribution infrastructure
- Fully upgraded Advanced Metering Infrastructure (AMI) technology in place
  - Continuous "smart grid" technology investment improves service restoration
- State-of-the-art IT solutions supporting customer, financial, and work management with Enterprise Resource Planning
- Serves over 150,000 customers in LA and MS through wholesale contracts
- 10 generating units across 5 parishes provide geographic diversity; fuel diversity provides cost stability for customers[(2)]
- Generation serves both retail and wholesale demand; 2020 peak demand of 2,536 MW
- Current capacity length has potential to accommodate load growth with existing fleet
- Successful in proactive franchise renewals; no franchise expirations until April 2022
- Revenue anchored by nearly 50% of total sales to Residential customers



Shreveport
Dolet Hills
Brame Energy Center
Nesbitt Unit 1
Rodemacher Unit 2
Madison Unit 3
Pineville
Coughlin
Baton Rouge
Acadia
Lake Charles
Teche
DEMCO(3)
Covington
New Orleans
Regulated Generation
Retail Service Territory
Wholesale Territory

Electricity Sold[(1)]

Total Electricity Sold: 11,216 GWh



Other Retail 1%
Wholesale 26%
Residential 32%
Industrial 18%
Commercial 23%

Electricity Sales Revenue[(1)]

Total Base Revenue: $654 million



Wholesale 9%
Other Retail 2%
Industrial 13%
Residential 47%
Commercial 29%

Fuel Mix[(1)]

Total Generation: 11,801 GWh



Renewables 2%
Lignite 3%
Coal 9%
Pet Coke 20%
Natural Gas 66%

Cleco Power is a vertically integrated utility with a strong regulatory framework and diverse fuel mix

(1) Cleco Power Form 10-K for the fiscal year ended 12/31/2020
(2) See Appendix for roster of generation assets
(3) In August 2021, DEMCO informed Cleco Power that it was not selected as a provider of load after their power supply and services agreement expires in 2024

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Regulatory Model Continues to Reflect Constructive Design  Rider mechanisms for cost recovery  Fuel Cost Recovery with two month lag  Ability to earn on major projects with minimal regulatory lag  Environmental Cost Recovery  ROE bands with sharing mechanism  Blanket Financing Authority Regulatory Update 7 Formula Rate Plan provides regulatory rate-making clarity for Cleco Power New Formula Rate Plan (FRP) • Settlement approved by LPSC; new rates effective July 1, 2021 • Key components of the settlement: • Target ROE of 9.5%; ability to earn up to 10.0% before sharing and 10.2% with sharing • Capital structure of 52%/48% Equity/Debt; equity capitalization increased to 52% from previous 51% • Full recovery of all rate base investments • Next rate case effective date is expected July 2024 Dolet Hills Power Station and Mine Retirement • Planned retirement of Dolet Hills Power Station in December 2021 • Anticipate regulatory filing to request recovery of plant and related mine closure costs through securitization Storm Restoration Cost Securitization • Interim recovery of $16 million per year of hurricane storm restoration costs commenced June 1, 2021 • Application for securitization of $342 million of storm restoration and associated securitization costs, including creation of a $100 million storm reserve, filed August 5, 2021 Winter Storm Fuel and Purchased Power Cost Recovery • Recovery of $50 million of fuel and purchased power costs associated with winter storms Uri and Viola commenced in May 2021 • Full recovery expected over 12 months

ESG Strategy
Vision is to be the Leading Energy Company in Louisiana

Environmental

- Vision to transition away from coal-fired and fossil fuel generation
- Coordinating Integrated Resource Plan with LPSC with potential for expanding renewable footprint
- Intent to retire Dolet Hills Power Station lignite plant at end of 2021
- Net zero carbon St. Mary Clean Energy Center online
- $7 million in annual recoverable spending for the energy efficiency program

Largest investor committed to managing portfolio companies to target net zero carbon emissions by 2040

Social

- Near top-decile safety performance
- Strong talent development program aimed at organizational stability
- Diversity and Inclusion Council and an Employee Resource Group champion issues for under-represented groups
- Diversity Scholars Program and Power of a Promise Scholarship program educates and employs under-represented groups
- Continuing to recruit from historically black colleges
- Long history of philanthropy and Louisiana economic development; $14 million contributed since 2016
- $1 million contribution to Louisiana community colleges
- Top-quartile JD Power ranking[1]

Governance[2]

- Financial Code of Conduct applies to principal executive officer, financial officer, accounting officer, and treasurer
- Ethics, Conflict of Interest, and Related Policies applicable to all employees
- Boards of Managers has independent chair and compensation committee
- Risk Management Policy drives recurring strategic review, evaluation and ranking of risks
- Boards of Managers has dedicated ESG oversight responsibility
- Cybersecurity reviewed under DOE's Cybersecurity Capability Maturity Model

Annual review by GRESB[3]

Cross functional team finalizing formal ESG strategy, including establishing emissions reductions targets and milestones, for disclosure by year end

CLECO
Connecting Louisiana's future

1) Most recently ranked 5th in ranking of mid sized utilities, or top-quartile according to the JD Power 2020 Electric Utility Residential Customer Satisfaction Study
2) Cleco's Governance Guidelines, Code of Conduct, Ethics Guide, Conflicts of Interest and Related Policies, and the charters of the Boards of Managers' Audit, Leadership, Development and Compensation, Business Planning and Budget Review, Governance and Public Affairs, and Asset Management committees are available on Cleco's website
3) Global Real Estate Sustainability Benchmark

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Credit and Liquidity Overview

Key Credit Highlights 10 Commitment to maintaining strong investment grade ratings at Cleco Power Vertically integrated, regulated utility Constructive regulatory model Historical cost recovery through securitization with enabling legislation Improving credit metrics profile Credit protection from holding company with strong ring-fencing provisions Vision to transition away from fossil fuel generation 1 2 3 4 5 6

Liquidity and Credit Ratings

Cleco Power Available Liquidity[1] (in $ millions)	6/30/2021	8/31/2021
Cleco Power		
Cash and Equivalents	$20.8	$47.5
Credit Facility Capacity	*$300.0*	$300.0
Less: Amount Drawn	*$160.0*	$245.0
Available Credit Facility	$140.0	$55.0
Total Cleco Power Liquidity	**$160.8**	**$102.5**
Cleco Holdings		
Cash and Liquidity[2]	$232.6	$248.4
Total Combined Available Liquidity[3]	**$393.4**	**$350.9**

Credit Ratings[4] As of 8/31/2021	Moody's	S&P	Fitch
Cleco Power	A3	BBB+	BBB+
Outlook	*Stable*	*Negative*	*Stable*

Bank Facilities Successfully Refinanced May 2021

- $125 million term loan extended three years to 2024; $300 million revolving credit facility extended 5 years to 2026

Revolving Credit Facility Draw and Storm Cost Recovery

- Cleco Power's revolving credit facility initially drawn primarily as a result of costs associated with 2020 hurricanes and 2021 winter storms
- $50 million of winter storm fuel and purchased power costs recovery started May 2021; full recovery over twelve months

Revolving Credit Facility Draw for Dolet Hills Power Station Fuel Expense

- Cleco Power revolving credit facility draw after 6/30/2021 to meet Dolet Hills Power Station (DHPS) fuel purchases associated with mine closure and pending retirement of DHPS; minimal residual DHPS fuel purchases remain
- A portion of DHPS fuel cost recovered through the Fuel Adjustment Clause in 2H21/1H22
- Regulatory process to recover balance of DHPS closure and retirement costs is underway

Cleco Holdings and Cleco Power have approximately $350 million of liquidity

(1) Excludes Restricted Cash; intra-quarter balances reflect primary balances in core bank and investment accounts
(2) Includes Cleco Cajun, excludes Cleco Power; reflects $175 million credit facility with no outstanding draw and cash on hand
(3) Cleco Holdings liquidity is available to Cleco Power, but Cleco Holdings is not an obligor on Cleco Power's debt
(4) Senior unsecured ratings. A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time

CLECO Connecting Louisiana's future
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$25 2.94% $100 3.08% $75 3.68% $130 3.47% $50 4.33% $200 3.57% $295 6.50% $250 6.00% $100 5.12% $- $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 $1,100 $1,200 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 2040 2041 2042 2043 2044 2045 2046 Cleco Power Senior Notes and GO Zone Bonds Cleco Power Revolving Credit Facility $125 Variable(3) + $50 3.17% $50 4.25% + $50 2.50% Debt Maturities 1) Cleco Power public filings 2) Credit facility reflects capacity and does not reflect amount drawn 3) Cleco Power term loan Cleco Power Debt Maturities as of 6/30/20211,2 (in $ millions) Debt Maturities • Excludes amounts drawn on the revolving credit facility • $125 million term loan was refinanced in 2Q21 resulting in extending the maturity to May 2024 from June 2022 • Series A GO Zone Bonds, $50 million at 2.50% due 2038, include a mandatory tender in 2025 12 $300 L+1.250%

Appendix

Cleco Power Fleet Summary
Regulated Generation Fleet

	Brame Energy Center				Coughlin		Teche			
	Nesbitt	Rodemacher	Madison	Acadia	Unit 6	Unit 7	Unit 3	Unit 4	Dolet Hills	St. Mary Clean Energy Center
Location	Lena, LA	Lena, LA	Lena, LA	Eunice, LA	St. Landry, LA	St. Landry, LA	Baldwin, LA	Baldwin, LA	Mansfield, LA	Franklin, LA
COD	1975	1982	2010	2002	2000	2000	1971	2011	1986	2019
Ownership	100%	30%	100%	100%	100%	100%	100%	100%	50%	100%
Net Capacity (MW)	413	149(1)	623	549	248	474	331	34	318(2)	47
Primary Fuel	Natural Gas	Coal	Petcoke/Coal	Natural Gas	Natural Gas	Natural Gas	Natural Gas	Natural Gas	Lignite	Waste Heat

- Total net capacity of 3,186 MW (3,360 MW rated) with full dispatch capability in MISO-South; previously announced the intent to retire the Dolet Hills Power Station by year end 2021
- Full fleet serves both retail and wholesale load at Cleco Power
- All plants are environmentally compliant with NOx controls, FGD scrubbers, particulate controls, and Mercury controls, as applicable
- Over 60% of capacity built since 2000
- Teche Unit 4 black start capability improves system reliability

Source: Cleco Power public filings
1) Represents Cleco Power's 30% ownership interest in the capacity of Rodemacher, a 523 MW generating unit
2) Represents Cleco Power's 50% ownership interest in Dolet Hills, a 650 MW generating unit
COD: Commercial operation date

CLECO Connecting Louisiana's future

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